Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Equity
Equity

A. Common Stock

We purchase our common stock through privately negotiated transactions or in open market purchases as circumstances and prices warrant. Purchased shares under each of the share-purchase plans, which are authorized by our Board of Directors, are available for general corporate purposes. Our December 2011 $10 billion share-purchase plan was exhausted in the first quarter of 2013. Our November 2012 $10 billion share-purchase plan was exhausted in the fourth quarter of 2013. On June 27, 2013, we announced that the Board of Directors had authorized an additional $10 billion share-purchase plan, and share purchases commenced thereunder in October 2013. On October 23, 2014, we announced that the Board of Directors had authorized an additional $11 billion share-purchase plan (the October 2014 Stock Purchase Plan). After giving effect to share purchases through year-end 2014, our remaining share-purchase authorization was approximately $11.5 billion at December 31, 2014.

•	In 2014, we purchased approximately 165 million shares of our common stock for approximately $5.0 billion under our publicly announced share-purchase plans.

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In 2013, we purchased approximately 563 million shares of our common stock for approximately $16.3 billion under our publicly announced share-purchase plans. In addition, we exchanged all of our remaining interest in Zoetis for approximately 405.117 million shares of our common stock, valued at $11.4 billion. The common stock received in the exchange transaction was recorded in Treasury stock. For additional information, see Note 2D.

•	In 2012, we purchased approximately 349 million shares of our common stock for approximately $8.2 billion under our publicly announced share-purchase plans.
B. Preferred Stock

The Series A convertible perpetual preferred stock is held by an employee stock ownership plan (Preferred ESOP) Trust and provides dividends at the rate of 6.25%, which are accumulated and paid quarterly. The per-share stated value is $40,300 and the preferred stock ranks senior to our common stock as to dividends and liquidation rights. Each share is convertible, at the holder’s option, into 2,574.87 shares of our common stock with equal voting rights. The conversion option is indexed to our common stock and requires share settlement, and, therefore, is reported at the fair value at the date of issuance. We may redeem the preferred stock at any time or upon termination of the Preferred ESOP, at our option, in cash, in shares of common stock, or a combination of both at a price of $40,300 per share.
C. Employee Stock Ownership Plans

We have two employee stock ownership plans (collectively, the ESOPs), the Preferred ESOP and another that holds common stock of the Company (Common ESOP).

Allocated shares held by the Common ESOP, including reinvested dividends, are considered outstanding for the earnings per share (EPS) calculations and the eventual conversion of allocated preferred shares held by the Preferred ESOP are assumed in the diluted EPS calculation. As of December 31, 2014, the Preferred ESOP held preferred shares convertible into approximately 2 million shares of our common stock, and the Common ESOP held approximately 61 million shares of our common stock. As of December 31, 2014, all shares of preferred and common stock held by the ESOPs have been allocated to the Pfizer U.S. and certain Puerto Rico defined contribution plan participants. The compensation cost related to the common ESOPs was $136 million in 2014, $133 million in 2013 and $139 million in 2012.